UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2014 / Unaudited

	Shares	Value

Common Stocks—81.0%

Consumer Discretionary—12.8%

Auto Components—2.0%

American Axle & Manufacturing Holdings, Inc.[1,2]	1,180,000	$21,971,600

Lear Corp.	1,250,000	90,412,500

		112,384,100

Automobiles—4.2%

Ford Motor Co.	7,514,200	112,412,432

General Motors Co.[1,2]	3,346,893	120,755,899

		233,168,331

Hotels, Restaurants & Leisure—0.2%

McDonald’s Corp.[2]	98,250	9,252,203

Household Durables—0.9%

MDC Holdings, Inc.[1]	1,390,000	42,937,100

Standard Pacific Corp.[1]	920,100	8,096,880

		51,033,980

Media—1.3%

Cablevision Systems Corp., Cl. A2	1,025,000	16,441,000

Comcast Corp., Special, Cl. A2	1,025,000	53,658,750

		70,099,750

Multiline Retail—2.3%

J.C. Penney Co., Inc.[1,2]	1,734,400	10,267,648

Kohl’s Corp.[2]	1,005,000	50,883,150

Target Corp.	1,100,000	62,304,000

		123,454,798

Specialty Retail—1.9%

Best Buy Co., Inc.	2,296,349	54,056,055

Foot Locker, Inc.	1,359,700	52,484,420

		106,540,475

Consumer Staples—3.9%

Beverages—0.5%

Molson Coors Brewing Co., Cl. B, Non-Vtg.[2]	262,500	13,818,000

PepsiCo, Inc.	205,000	16,473,800

		30,291,800

Food & Staples Retailing—1.6%

CVS Caremark Corp.	182,000	12,325,040

Kroger Co. (The)	1,000,000	36,100,000

Walgreen Co.[2]	730,000	41,865,500

		90,290,540

Food Products—1.2%

Archer-Daniels-Midland Co.	675,000	26,649,000

ConAgra Foods, Inc.	130,000	4,132,700

1	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products (Continued)

General Mills, Inc.[2]	235,975	$11,331,520

Pinnacle Foods, Inc.	830,000	22,410,000

		64,523,220

Household Products—0.1%

Procter & Gamble Co. (The)[2]	67,500	5,171,850

Tobacco—0.5%

Philip Morris International, Inc.[2]	322,500	25,200,150

Energy—10.6%

Energy Equipment & Services—1.8%

Baker Hughes, Inc.[2]	287,500	16,284,000

Ensco plc, Cl. A	910,000	45,836,700

Halliburton Co.[2]	765,000	37,492,650

		99,613,350

Oil, Gas & Consumable Fuels—8.8%

Apache Corp.[2]	690,000	55,379,400

BP plc, Sponsored ADR	1,832,500	85,925,925

Chevron Corp.[2]	1,235,000	137,863,050

CONSOL Energy, Inc.	150,000	5,602,500

Exxon Mobil Corp.[2]	232,500	21,427,200

Kinder Morgan, Inc.	2,725,000	92,677,250

Royal Dutch Shell plc, Cl. A, ADR	735,000	50,788,500

Williams Cos., Inc. (The)	800,000	32,392,000

		482,055,825

Financials—24.4%

Capital Markets—2.9%

Credit Suisse Group AG, ADR[1]	880,000	26,532,000

Goldman Sachs Group, Inc. (The)	427,500	70,161,300

Morgan Stanley	2,125,000	62,708,750

		159,402,050

Commercial Banks—6.0%

CIT Group, Inc.[2]	737,500	34,330,625

JPMorgan Chase & Co.[2]	3,490,000	193,206,400

M&T Bank Corp.	49,500	5,519,745

Wells Fargo & Co.[2]	2,100,000	95,214,000

		328,270,770

Diversified Financial Services—4.8%

Bank of America Corp.[2]	825,000	13,818,750

Citigroup, Inc.[2]	4,320,000	204,897,600

KKR Financial Holdings LLC	3,775,000	45,677,500

		264,393,850

Insurance—6.1%

ACE Ltd.	205,000	19,231,050

2	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Insurance (Continued)

Assured Guaranty Ltd.	4,642,500	$98,188,875

Everest Re Group Ltd.[2]	342,500	49,580,300

MetLife, Inc.	2,575,000	126,303,750

XL Group plc	1,412,500	40,595,250

		333,899,225

Real Estate Investment Trusts (REITs)—4.4%

Apollo Commercial Real Estate Finance, Inc.[2]	1,800,000	30,276,000

Ashford Hospitality Prime, Inc.	384,620	6,346,230

Ashford Hospitality Trust, Inc.	2,000,000	18,800,000

Colony Financial, Inc.	2,180,000	48,396,000

CYS Investments, Inc.	3,370,000	26,690,400

Digital Realty Trust, Inc.	445,000	22,690,550

Rayonier, Inc.	510,000	22,572,600

Starwood Property Trust, Inc.	1,725,000	52,095,000

Two Harbors Investment Corp.	1,602,500	15,752,575

		243,619,355

Real Estate Management & Development—0.0%

American Homes 4 Rent, Cl. A3	200,000	3,336,000

Thrifts & Mortgage Finance—0.2%

MGIC Investment Corp.[1]	1,150,000	9,763,500

Health Care—6.8%

Health Care Equipment & Supplies—0.6%

Baxter International, Inc.	200,000	13,660,000

Medtronic, Inc.[2]	407,500	23,048,200

		36,708,200

Health Care Providers & Services—0.7%

UnitedHealth Group, Inc.[2]	520,000	37,585,600

Pharmaceuticals—5.5%

AbbVie, Inc.	44,000	2,166,120

GlaxoSmithKline plc, Sponsored ADR	645,000	33,243,300

Johnson & Johnson	4,500	398,115

Merck & Co., Inc.[2]	2,075,000	109,912,750

Pfizer, Inc.	3,235,000	98,344,000

Roche Holding AG, Sponsored ADR	19,500	1,337,700

Teva Pharmaceutical Industries Ltd., Sponsored ADR[2]	1,250,000	55,787,500

		301,189,485

Industrials—3.3%

Aerospace & Defense—1.4%

General Dynamics Corp.[2]	600,000	60,786,000

Textron, Inc.[2]	490,000	17,395,000

		78,181,000

3	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Services & Supplies—0.7%

R.R. Donnelley & Sons Co.	1,997,600	$36,895,672

Industrial Conglomerates—0.3%

General Electric Co.[2]	732,500	18,407,725

Machinery—0.3%

Deere & Co.	11,250	967,050

Navistar International Corp.[1]	410,000	12,636,200

		13,603,250

Marine—0.4%

Costamare, Inc.	1,000,000	19,640,000

Diana Containerships, Inc.	1,205,000	4,892,300

		24,532,300

Road & Rail—0.2%

CSX Corp.[2]	372,500	10,023,975

Information Technology—6.7%

Communications Equipment—1.5%

Cisco Systems, Inc.	1,225,000	26,839,750

QUALCOMM, Inc.[2]	770,000	57,149,400

		83,989,150

Computers & Peripherals—2.9%

Apple, Inc.[2]	302,995	151,679,297

EMC Corp.	320,000	7,756,800

Seagate Technology plc	36,500	1,929,390

		161,365,487

Electronic Equipment, Instruments, & Components—0.2%

Corning, Inc.[2]	675,000	11,616,750

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp.[2]	175,000	4,294,500

Software—2.0%

Microsoft Corp.[2]	2,900,000	109,765,000

Materials—4.7%

Chemicals—1.5%

Celanese Corp., Series A	130,000	6,583,200

LyondellBasell Industries NV, Cl. A2	315,000	24,809,400

Mosaic Co. (The)	185,600	8,288,896

Potash Corp. of Saskatchewan, Inc.	1,382,500	43,299,900

		82,981,396

Metals & Mining—1.1%

Allegheny Technologies, Inc.[2]	1,034,500	32,524,680

4	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Metals & Mining (Continued)

Freeport-McMoRan Copper & Gold, Inc.	950,000	$30,789,500

		63,314,180

Paper & Forest Products—2.1%

Domtar Corp.[2]	442,500	47,528,925

International Paper Co.	1,375,000	65,642,500

		113,171,425

Telecommunication Services—5.1%

Diversified Telecommunication Services—5.1%

AT&T, Inc.[2]	1,650,000	54,978,000

CenturyLink, Inc.[2]	2,885,000	83,261,100

Consolidated Communications Holdings, Inc.[2]	1,025,000	20,069,500

Frontier Communications Corp.	15,425,000	72,497,500

Verizon Communications, Inc.[2]	205,000	9,844,100

Windstream Holdings, Inc.	5,275,000	39,457,000

		280,107,200

Utilities—2.7%

Electric Utilities—2.4%

American Electric Power Co., Inc.	662,500	32,336,625

Edison International	742,500	35,758,800

Exelon Corp.	525,000	15,225,000

FirstEnergy Corp.	850,000	26,766,500

PPL Corp.	595,000	18,189,150

Southern Co.[2]	142,500	5,876,700

		134,152,775

Energy Traders—0.3%

NRG Energy, Inc.	505,000	14,064,250

Total Common Stocks (Cost $3,754,793,532)		4,461,714,442

Preferred Stocks—2.2%

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	512,500	12,546,000

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.[1]	661,700	16,334,726

Beazer Homes USA, Inc., 7.50% Cv.	779,250	26,954,257

Continental Airlines Finance Trust II, 6% Cv., Non-Vtg.	395,950	20,181,096

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	281,825	18,707,544

MetLife, Inc., 5% Cv., Non-Vtg.	462,500	13,481,875

PPL Corp. 8.75% Cv., Non-Vtg.	265,000	13,650,150

Total Preferred Stocks (Cost $108,471,291)		121,855,648

	Units

Rights, Warrants and Certificates—0.1%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 2/15/17[1]
(Cost $2,577,600)	1,440,000	4,248,000

	Principal Amount

Mortgage-Backed Obligations—0.1%

Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 5.431%, 5/20/36[4]	$132,687	129,042

5	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.834%, 6/25/34[4]	$206,732	$207,834

Countrywide Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	1,193,580	1,055,398

Countrywide Home Loans:
Series 2005-29, Cl. A1, 5.75%, 12/25/35	114,168	106,791
Series 2006-6, Cl. A3, 6.00%, 4/25/36	192,235	182,136

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36[4]	351,877	274,317

Federal Home Loan Mortgage Corp. Gold Pool:
8.00%, 4/1/16	4,354	4,523
9.00%, 8/1/22-5/1/25	2,748	3,056

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 16.27%, 4/1/27[5]	126,264	29,560
Series 192, Cl. IO, 12.10%, 2/1/28[5]	36,525	6,339
Series 243, Cl. 6, 0.00%, 12/15/32[5,6]	144,860	21,653

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.71%, 6/1/26[7]	38,009	34,871

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	8,134	9,057

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 53.62%, 3/15/29[5]	126,493	25,939
Series 2639, Cl. SA, 0.00%, 7/15/22[5,6]	58,311	1,430
Series 2796, Cl. SD, 53.75%, 7/15/26[5]	177,496	31,476
Series 2802, Cl. AS, 0.00%, 4/15/33[5,6]	15,922	191

Federal National Mortgage Assn. Pool:
7.50%, 1/1/33	138,299	162,544
8.50%, 7/1/32	6,637	7,726

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 41.61%, 3/1/23[5]	221,651	51,730
Series 222, Cl. 2, 24.98%, 6/1/23[5]	286,214	63,600
Series 247, Cl. 2, 43.87%, 10/1/23[5]	76,685	14,710
Series 252, Cl. 2, 41.41%, 11/1/23[5]	257,048	62,076
Series 319, Cl. 2, 5.79%, 2/1/32[5]	67,069	12,525
Series 320, Cl. 2, 9.93%, 4/1/32[5]	385,274	95,116
Series 331, Cl. 9, 0.00%, 2/1/33[5,6]	30,859	7,759
Series 334, Cl. 17, 6.26%, 2/1/33[5]	151,381	33,888
Series 339, Cl. 12, 0.00%, 6/25/33[5,6]	288,129	57,526
Series 343, Cl. 13, 0.00%, 9/1/33[5,8]	271,353	48,709
Series 343, Cl. 18, 0.00%, 5/1/34[5,6]	40,988	7,645
Series 345, Cl. 9, 0.00%, 1/1/34[5,6]	218,573	40,588
Series 351, Cl. 10, 0.00%, 4/1/34[5,6]	66,896	11,866
Series 351, Cl. 8, 0.00%, 4/1/34[5,6]	141,179	24,846
Series 356, Cl. 10, 0.00%, 6/1/35[5,6]	104,856	18,239
Series 356, Cl. 12, 0.00%, 2/1/35[5,6]	51,402	9,013
Series 362, Cl. 13, 0.00%, 8/1/35[5,6]	620,142	109,363
Series 364, Cl. 16, 0.00%, 9/1/35[5,6]	231,356	38,013

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 33.22%, 12/18/31[5]	3,876	794
Series 2001-65, Cl. S, 26.05%, 11/25/31[5]	249,512	49,753
Series 2001-68, Cl. SC, 30.16%, 11/25/31[5]	2,422	475

6	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2001-81, Cl. S, 26.35%, 1/25/32[5]	$63,756	$12,500
Series 2002-47, Cl. NS, 33.19%, 4/25/32[5]	153,647	30,995
Series 2002-51, Cl. S, 33.39%, 8/25/32[5]	141,082	28,457
Series 2002-52, Cl. SD, 35.11%, 9/25/32[5]	197,080	39,335
Series 2002-7, Cl. SK, 25.18%, 1/25/32[5]	4,323	790
Series 2002-77, Cl. BS, 26.35%, 12/18/32[5]	8,349	1,712
Series 2002-77, Cl. SH, 38.37%, 12/18/32[5]	98,499	19,807
Series 2002-9, Cl. MS, 28.30%, 3/25/32[5]	93,565	20,465
Series 2002-90, Cl. SN, 28.94%, 8/25/32[5]	6,868	1,170
Series 2002-90, Cl. SY, 35.23%, 9/25/32[5]	3,744	634
Series 2003-4, Cl. S, 29.62%, 2/25/33[5]	153,558	30,295
Series 2003-46, Cl. IH, 0.00%, 6/25/23[5,6]	940,104	125,488
Series 2004-54, Cl. DS, 39.97%, 11/25/30[5]	171,459	35,336
Series 2005-14, Cl. SE, 39.48%, 3/25/35[5]	217,300	38,769
Series 2005-93, Cl. SI, 15.80%, 10/25/35[5]	130,637	19,966

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.28%, 9/25/23[7]	111,374	102,242

First Horizon Alternative Mortgage Securities Trust, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	367,882	291,448

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24-4/15/26	50,195	54,817
7.50%, 5/15/27	231,221	263,754
8.00%, 5/15/17	4,460	4,691
8.50%, 8/15/17-12/15/17	3,373	3,650

Government National Mortgage Assn. II Pool, 1.625%, 3/20/26[4]	8,826	9,203

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-15, Cl. SM, 60.16%, 2/16/32[5]	225,953	43,945

JP Morgan Mortgage Trust:
Series 2007-A3, Cl. 3A2M, 4.661%, 5/1/37[4]	70,906	69,106
Series 2007-S3, Cl. 1A90, 7.00%, 8/25/37	527,483	488,471

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.652%, 4/21/34[4]	226,709	237,123

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	73,307	74,807
Series 2006-QS13, Cl. 1A8, 6.00%, 9/1/36	33,622	26,318

Residential Asset Securitization Trust, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	83,748	77,905

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.381%, 12/25/35[4]	297,945	279,447

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	357,459	378,436
Series 2006-AR14, Cl. 1A2, 5.581%, 10/1/36[4]	286,560	278,239
Series 2007-AR8, Cl. A1, 5.913%, 11/25/37[4]	274,823	251,296

Total Mortgage-Backed Obligations (Cost $6,382,887)		6,392,734

U.S. Government Obligation—0.0%

Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $443,732)	425,000	469,650

7	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes—2.1%

Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	$240,000	$268,901

Airgas, Inc., 3.25% Sr. Unsec. Nts., 10/1/15	481,000	500,288

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	674,901

American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	435,198

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	395,359

Arrow Electronics, Inc., 3.375% Sr. Unsec. Nts., 11/1/15	990,000	1,027,344

Bank of America Corp., 5.875% Sr. Unsec. Nts., 1/5/21	210,000	242,427

Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[3]	940,000	1,117,285

BNP Paribas SA, 5.186% Jr. Sub. Perpetual Bonds[3,4,9]	170,000	175,525

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	325,000	494,271

Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	63,000	63,552
8.50% Sr. Unsec. Nts., 6/15/19	365,000	456,180

Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Nts., 5/1/40	143,000	164,503

Capital One Financial Corp., 4.75% Sr. Unsec. Nts., 7/15/21	262,000	285,006

CBS Corp., 7.875% Sr. Unsec. Nts., 7/30/30	296,000	382,487

Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	384,611

CenturyLink, Inc., 7.60% Sr. Unsec. Nts., 9/15/39	193,000	173,217

Citigroup, Inc., 6.125% Sr. Unsec. Nts., 11/21/17	968,000	1,116,833

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25% Sr. Unsec. Nts., 12/15/17	495,000	517,894

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	530,449
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	540,000	626,665

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	445,513

CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	164,552

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	463,269

El Paso Pipeline Partners Operating Co. LLC, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	909,059

Energizer Holdings, Inc., 4.70% Sr. Unsec. Nts., 5/19/21	552,000	577,100

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	497,519

Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	315,928

FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	337,749

Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	465,000	539,981

General Electric Capital Corp., 6.375% Unsec. Sub. Nts., 11/15/67[4]	1,005,000	1,094,194

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67[4,10]	631,000	631,000

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	179,278
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	443,648

Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	523,000	536,966

Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	185,807

Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	189,318

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	1,330,000	1,379,875

Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	595,180

International Lease Finance Corp., 5.75% Sr. Unsec. Nts., 5/15/16	539,000	578,751

Interpublic Group of Cos., Inc. (The), 6.25% Sr. Unsec. Nts., 11/15/14	200,000	207,750

J.C. Penney Co., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	9,375,000	6,750,000

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[4,9]	900,000	996,483

Juniper Networks, Inc., 5.95% Sr. Unsec. Nts., 3/15/41	219,000	218,055

8	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)

Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	$419,000	$423,290

KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	373,000	441,957

Liberty Mutual Group, Inc., 5% Sr. Unsec. Nts., 6/1/21[3]	808,000	869,191

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[4]	1,102,000	1,090,980

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[3]	598,000	686,024

Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	403,389

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[3]	735,000	830,831

Marriott International, Inc., 6.20% Sr. Unsec. Nts., 6/15/16	580,000	644,285

MBIA Insurance Corp.:
11.499% Sub. Nts., 1/15/33[3,11]	34,080,000	25,986,000
11.499% Sub. Nts., 1/15/33[11]	100,000	76,250

McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	336,080

Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	369,000	479,953

MGIC Investment Corp., 5.375% Sr. Unsec. Nts., 11/1/15	20,930,000	21,767,200

Morgan Stanley:
5.50% Sr. Unsec. Nts., 7/24/20	218,000	246,046
5.55% Sr. Unsec. Nts., 4/27/17	1,275,000	1,429,819

Mylan, Inc., 6% Sr. Unsec. Nts., 11/15/18[3]	565,000	601,202

Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	680,000	773,227

Nexen Energy ULC, 6.40% Sr. Unsec. Unsub. Nts., 5/15/37	573,000	671,012

NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	25,217,500	10,843,525

Nomura Holdings, Inc., 4.125% Sr. Unsec. Nts., 1/19/16	520,000	549,242

Oncor Electric Delivery Co. LLC, 7% Sr. Sec. Nts., 9/1/22	470,000	575,113

Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Nts., 12/1/40	323,000	357,628

PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	763,000	839,681

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	345,000	355,309

Range Resources Corp., 8% Sr. Sub. Nts., 5/15/19	503,000	532,551

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	305,000	314,150

Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	580,380

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[10]	930,000	931,162

Rowan Cos, Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	633,881

Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	530,000	562,462

SLM Corp., 6.25% Sr. Unsec. Nts., 1/25/16	739,000	797,196

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[3,4,9]	400,000	426,250

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,4,9]	1,077,000	1,157,775

Symantec Corp., 4.20% Sr. Unsec. Nts., 9/15/20	625,000	658,271

Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[3]	540,000	722,888

Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	279,000	323,937

TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	550,000	573,512

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[4,9]	243,000	258,795

Vale Canada Ltd., 5.70% Sr. Unsec. Nts., 10/15/15	31,000	33,199

Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	369,915

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	307,000	312,448
6.50% Sr. Sec. Nts., 1/15/18	658,000	682,675

Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	397,175

Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	625,598

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K4,9	382,000	432,615

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	593,272

9	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[3]	$390,000	$418,160

Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[3]	78,000	86,400

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[4,10]	598,000	642,103

Total Non-Convertible Corporate Bonds and Notes (Cost $106,695,636)		112,613,875

Convertible Corporate Bonds and Notes—8.4%

Blackstone Mortgage Trust, Inc., 5.25% Cv. Sr. Unsec. Nts., 12/1/18	15,000,000	16,237,500

CenterPoint Energy, Inc., 3.719% Cv. Sub. Nts. Cv., 9/15/29[1]	77,500	4,000,937

Colony Financial, Inc., 5% Cv. Sr. Unsec. Nts., 4/15/23	8,900,000	9,372,812

General Cable Corp., 5% Cv. Unsec. Sub. Nts., 11/15/29[4]	38,000,000	40,945,000

iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	9,530,000	13,776,806

Liberty Interactive LLC, 0.75% Cv. Sr. Unsec. Nts., 3/30/43[3]	10,000,000	12,062,500

MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	13,000,000	15,063,750
9.00% Cv. Jr. Sub. Nts., 4/1/63[3]	98,850,000	118,002,188

Micron Technology, Inc., 2.125% Cv. Sr. Unsec. Nts., Series F, 2/15/33[3]	7,750,000	16,962,813

Molycorp, Inc., 6% Cv. Sr. Unsec. Nts., 9/1/17	15,750,000	12,570,469

Navistar International Corp., 4.50% Cv. Sr. Sub. Nts., 10/15/18[3]	38,007,000	37,460,649

Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	54,925,000	43,184,781

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	25,291,000	38,410,706

Starwood Property Trust, Inc., 4% Cv. Sr. Unsec. Nts., 1/15/19	16,465,000	19,161,144

United Airlines, Inc., 4.50% Cv. Sr. Unsec. Nts., 1/15/15	27,205,000	66,584,238

Total Convertible Corporate Bonds and Notes (Cost $366,361,036)		463,796,293

	Shares

Structured Securities—6.5%

Bank of America Corp., Allegheny Technologies, Inc. Equity Linked Nts., 4/24/14[1,3]	312,500	9,881,519

Bank of America Corp., American International Group, Inc. Equity Linked Nts., 4/4/14[1,3]	393,000	18,094,673

Bank of America Corp., Citigroup, Inc., Equity Linked Nts., 6/20/14[1,3]	196,344	9,430,943

Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 2/12/14[1]	1,590,331	14,121,066

Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 5/2/14[1,3]	1,203,370	10,622,986

Barclays Bank plc, Best Buy Co., Inc. Yield Enhanced Equity Linked Debt Securities, 7/22/14[1]	272,000	6,825,141

Barclays Bank plc, Radian Group, Inc. Yield Enhanced Equity Linked Debt Securities, 5/22/14[1,3]	790,000	11,116,850

Barclays Bank plc, Teva Pharmaceutical Industries Ltd. Yield Enhanced Equity Linked Debt Securities, 6/17/14[1]	248,000	10,739,741

Citigroup, Inc., American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 5/7/14[1,3]	538,793	10,309,030

Citigroup, Inc., Ensco plc, Cl. A Equity Linked Nts., 2/13/14[1,3]	178,602	9,166,891

Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 2/14/14[1]	30,640	15,422,353

Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 4/25/14[1]	19,105	9,636,816

Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 5/29/14[1]	27,535	13,937,439

Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 7/11/14[1]	27,796	14,107,206

Credit Suisse AG (New York Branch), CVS Caremark Corp. Equity Linked Nts., 3/21/14[1]	272,250	17,458,312

Credit Suisse AG (New York Branch), Ford Motor Co. Equity Linked Nts., 6/6/14[1]	752,106	11,458,597

Credit Suisse AG (New York Branch), Safeway, Inc. Equity Linked Nts., 5/2/14[1]	279,096	9,082,373

Credit Suisse AG (New York Branch), Standard Pacific Corp. Equity Linked Nts., 3/19/14[1]	821,725	7,164,674

10	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Structured Securities (Continued)

Deutsche Bank AG (London Branch), Celanese Corp. Equity Linked Nts., 3/20/14[1,3]	199,000	$10,282,319

Deutsche Bank AG (London Branch), Celanese Corp. Equity Linked Nts., 4/25/14[1,3]	290,000	14,959,924

Deutsche Bank AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 2/20/14[1]	1,324,600	11,371,957

Goldman Sachs Group, Inc. (The), Best Buy, Inc. Equity Linked Nts., 6/10/14[1,3]	239,000	6,016,733

Goldman Sachs Group, Inc. (The), Citigroup, Inc. Equity Linked Nts., 6/11/14[1,3]	193,000	9,237,536

Goldman Sachs Group, Inc. (The), CONSOL Energy, Inc. Equity Linked Nts., 5/27/14[1,3]	288,000	10,630,417

Goldman Sachs Group, Inc. (The), Ford Motor Co. Equity Linked Nts., 3/26/14[1,3]	566,701	8,648,635

Goldman Sachs Group, Inc. (The), General Motors Co. Equity Linked Nts., 3/26/14[1,3]	267,738	9,791,563

Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co. Equity Linked Nts., 3/3/14[1,3]	184,230	10,388,941

Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Linked Nts., 3/26/14[1,3]	854,701	9,447,973

Goldman Sachs Group, Inc. (The), Standard Pacific Corp. Equity Linked Nts., 3/5/14[1,3]	1,408,450	11,837,367

Morgan Stanley, Ford Motor Co. Equity Linked Nts., 2/3/14[1,3]	571,756	8,848,923

Morgan Stanley, General Motors Co. Equity Linked Nts., 2/3/14[1,3]	274,726	10,099,079

Morgan Stanley, Teva Pharmaceutical Industries Ltd. Equity Linked Nts., 6/18/14[1,3]	368,100	16,006,247

Total Structured Securities (Cost $359,435,607)		356,144,224

		Exercise Price	Expiration Date		Contracts	Value

Exchange-Traded Options Purchased—0.0%
Assured Guaranty Ltd. Call[1]	USD	21.000	4/19/14	USD	2,000	308,000
Best Buy Co., Inc. Call[1]	USD	42.000	2/22/14	USD	2,500	1,250
Ford Motor Co. Call[1]	USD	18.000	2/22/14	USD	17,500	17,500
Ford Motor Co. Call[1]	USD	19.000	2/22/14	USD	20,000	20,000
Ford Motor Co. Call[1]	USD	20.000	2/22/14	USD	17,500	8,750
General Motors Co. Call[1]	USD	42.000	3/22/14	USD	5,000	70,000
MBIA Insurance Corp. Call[1]	USD	14.000	5/17/14	USD	5,000	155,000
MBIA Insurance Corp. Call[1]	USD	13.000	2/22/14	USD	5,000	47,500
State Street Corp. Put[1]	USD	67.500	2/22/14	USD	1,500	246,000

Total Exchange-Traded Options Purchased (Cost $2,603,573)						874,000

Total Investments, at Value (Cost $4,707,764,894)					100.4%	5,528,108,866

Liabilities in Excess of Other Assets					(0.4)	(21,891,077)

Net Assets					100.0%	$5,506,217,789

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $387,678,187. See accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $436,874,061 or 7.93% of the Fund’s net assets as of January 31, 2014.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).

Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $1,324,486 or 0.02% of the Fund’s net assets as of January 31, 2014.

6. Interest rate is less than 0.0005%.

11	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $137,113 or less than 0.005% of the Fund’s net assets as of January 31, 2014.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Restricted security. The aggregate value of restricted securities as of January 31, 2014 was $2,204,265, which represents 0.04% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67	1/5/11	$539,865	$631,000	$91,135
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	2/24/11	935,414	931,162	(4,252)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/10/10	601,170	642,103	40,933

		$2,076,449	$2,204,265	$127,816

11. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2014 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of January 31, 2014. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares January 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	86,179,484	227,192,099	313,371,583	—

Income
Oppenheimer Institutional Money Market Fund, Cl. E	$ 14,259

Exchange-Traded Options Written at January 31, 2014

Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
Allegheny Technologies, Inc. Call	USD	37.500	2/22/14	USD	(3,250)	$193,457	$ (13,000)
Allegheny Technologies, Inc. Call	USD	35.000	2/22/14	USD	(750)	144,846	(11,250)
American Axle & Manufacturing Holdings, Inc. Call	USD	21.000	2/22/14	USD	(1,000)	86,459	(12,500)
American Axle & Manufacturing Holdings, Inc. Put	USD	19.000	2/22/14	USD	(1,000)	69,960	(95,000)
American Axle & Manufacturing Holdings, Inc. Call	USD	22.000	2/22/14	USD	(750)	33,720	(5,625)
Apache Corp. Call	USD	87.500	2/22/14	USD	(75)	9,672	(1,800)
Apache Corp. Put	USD	85.000	2/22/14	USD	(500)	112,478	(242,500)
Apple, Inc. Call	USD	625.000	2/22/14	USD	(25)	4,474	(225)
Assured Guaranty Ltd. Put	USD	22.000	2/22/14	USD	(3,500)	356,562	(500,500)

12	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
AT&T, Inc. Call	USD	34.000	2/22/14	USD	(750)	$31,970	$(19,500)
Baker Hughes, Inc. Call	USD	55.000	2/22/14	USD	(200)	22,192	(48,600)
Bank of America Corp. Call	USD	17.000	2/22/14	USD	(1,000)	36,210	(28,000)
Baxter International, Inc. Put	USD	70.000	2/22/14	USD	(1,000)	157,058	(189,000)
Best Buy Co., Inc. Put	USD	35.000	6/21/14	USD	(1,000)	917,775	(1,210,000)
Best Buy Co., Inc. Put	USD	39.000	6/21/14	USD	(2,500)	3,145,897	(3,950,000)
Best Buy Co., Inc. Put	USD	36.000	6/21/14	USD	(1,000)	993,943	(1,263,000)
Best Buy Co., Inc. Put	USD	26.000	2/22/14	USD	(250)	25,070	(64,500)
Best Buy Co., Inc. Put	USD	39.000	2/22/14	USD	(770)	261,219	(1,187,725)
Best Buy Co., Inc. Put	USD	38.000	2/22/14	USD	(3,119)	535,052	(4,460,170)
Best Buy Co., Inc. Put	USD	37.000	2/22/14	USD	(2,487)	490,818	(3,635,994)
Best Buy Co., Inc. Put	USD	25.000	2/22/14	USD	(1,500)	116,004	(267,000)
Best Buy Co., Inc. Put	USD	36.000	2/22/14	USD	(760)	129,518	(922,640)
Cablevision Systems Corp. Call	USD	16.000	2/22/14	USD	(2,000)	143,619	(100,000)
Cablevision Systems Corp. Call	USD	17.000	2/22/14	USD	(3,750)	98,157	(56,250)
CenturyLink, Inc. Call	USD	31.000	2/22/14	USD	(250)	5,990	(3,125)
CenturyLink, Inc. Call	USD	30.000	2/22/14	USD	(100)	2,896	(3,100)
Chevron Corp. Call	USD	120.000	2/22/14	USD	(25)	3,149	(275)
Citigroup, Inc. Put	USD	52.500	2/22/14	USD	(1,000)	113,959	(480,000)
Citigroup, Inc. Call	USD	55.000	2/22/14	USD	(975)	44,836	(3,900)
Comcast Corp., Special Cl. A Call	USD	55.000	2/22/14	USD	(2,000)	82,920	(50,000)
CONSOL Energy, Inc. Call	USD	18.000	2/22/14	USD	(1,250)	71,700	(16,250)
CONSOL Energy, Inc. Call	USD	37.000	2/22/14	USD	(1,500)	341,935	(219,000)
Corning, Inc. Call	USD	19.000	2/22/14	USD	(2,250)	110,133	(9,000)
CSX Corp. Call	USD	30.000	2/22/14	USD	(1,000)	16,021	(1,000)
Domtar Corp. Call	USD	95.000	2/22/14	USD	(150)	36,793	(190,500)
Ensco plc Put	USD	55.000	2/22/14	USD	(2,250)	352,571	(1,080,000)
Ensco plc Put	USD	57.500	2/22/14	USD	(1,000)	296,955	(764,000)
Exxon Mobil Corp. Call	USD	100.000	2/22/14	USD	(375)	32,131	(3,000)
Exxon Mobil Corp. Call	USD	97.500	2/22/14	USD	(150)	10,514	(2,400)
Exxon Mobil Corp. Call	USD	105.000	2/22/14	USD	(425)	10,183	(1,700)
Ford Motor Co. Put	USD	16.000	2/22/14	USD	(41,250)	2,168,373	(4,661,250)
Ford Motor Co. Put	USD	16.000	3/22/14	USD	(1,200)	112,751	(146,400)
Ford Motor Co. Put	USD	17.000	2/22/14	USD	(2,358)	357,543	(471,600)
General Dynamics Corp. Call	USD	100.000	2/22/14	USD	(2,250)	334,714	(607,500)
General Electric Co. Call	USD	27.000	2/22/14	USD	(125)	3,395	(625)
General Electric Co. Put	USD	26.000	2/22/14	USD	(500)	20,230	(56,500)
General Electric Co. Call	USD	26.000	2/22/14	USD	(250)	13,990	(3,250)
General Mills, Inc. Call	USD	49.000	2/22/14	USD	(1,000)	58,650	(39,000)
General Motors Co. Put	USD	38.000	2/22/14	USD	(1,000)	77,460	(198,000)
General Motors Co. Call	USD	41.000	2/22/14	USD	(250)	12,740	(2,000)
General Motors Co. Put	USD	39.000	2/22/14	USD	(1,500)	170,938	(390,000)
General Motors Co. Put	USD	37.000	3/22/14	USD	(5,000)	943,180	(1,110,000)
Halliburton Co. Call	USD	50.000	2/22/14	USD	(450)	45,487	(31,500)
Intel Corp. Call	USD	26.000	2/22/14	USD	(250)	5,490	(1,250)
J.C. Penney Co., Inc. Call	USD	8.000	2/22/14	USD	(250)	15,490	(1,250)
J.C. Penney Co., Inc. Call	USD	9.000	2/22/14	USD	(1,500)	44,941	(4,500)
J.C. Penney Co., Inc. Put	USD	10.000	5/17/14	USD	(1,018)	359,308	(437,740)
J.C. Penney Co., Inc. Put	USD	7.000	5/17/14	USD	(750)	120,718	(137,250)
J.C. Penney Co., Inc. Call	USD	7.000	2/22/14	USD	(225)	10,705	(2,475)
J.C. Penney Co., Inc. Put	USD	9.000	3/22/14	USD	(3,389)	830,158	(1,067,535)
Johnson & Johnson Put	USD	92.500	2/22/14	USD	(250)	25,897	(123,250)
JPMorgan Chase & Co. Call	USD	60.000	2/22/14	USD	(500)	40,215	(5,000)
JPMorgan Chase & Co. Call	USD	57.500	2/22/14	USD	(1,500)	327,985	(54,000)
Kinder Morgan, Inc. Put	USD	37.500	3/22/14	USD	(2,604)	799,451	(911,400)
LyondellBasell Industries NV Call	USD	80.000	2/22/14	USD	(175)	19,475	(22,750)
LyondellBasell Industries NV Call	USD	77.500	2/22/14	USD	(100)	20,196	(33,000)

13	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

MBIA Insurance Corp. Put	USD	11.000	5/17/14	USD	(7,500)	$805,767	$(907,500)

MBIA Insurance Corp. Put	USD	11.000	2/22/14	USD	(10,000)	702,841	(580,000)

McDonald’s Corp. Call	USD	97.500	2/22/14	USD	(500)	27,480	(7,500)

Medtronic, Inc. Call	USD	60.000	2/22/14	USD	(150)	14,244	(2,250)

Merck & Co., Inc. Call	USD	55.000	2/22/14	USD	(4,500)	239,005	(153,000)

Microsoft Corp. Call	USD	39.000	2/22/14	USD	(2,000)	38,171	(60,000)

Microsoft Corp. Call	USD	38.000	2/22/14	USD	(2,500)	78,911	(167,500)

Molson Coors Brewing Co. Call	USD	57.500	2/22/14	USD	(150)	13,344	(1,875)

Mosaic Co. (The) Put	USD	50.000	3/22/14	USD	(1,000)	521,955	(640,000)

Navistar International Corp. Put	USD	37.000	2/22/14	USD	(1,000)	115,949	(550,000)

Philip Morris International, Inc. Call	USD	85.000	2/22/14	USD	(75)	3,406	(600)

Procter & Gamble Co. (The) Call	USD	80.000	2/22/14	USD	(90)	10,081	(1,710)

Procter & Gamble Co. (The) Call	USD	82.500	2/22/14	USD	(575)	40,022	(3,450)

QUALCOMM, Inc. Call	USD	75.000	2/22/14	USD	(4,000)	521,627	(312,000)

QUALCOMM, Inc. Call	USD	77.500	2/22/14	USD	(500)	41,979	(7,500)

Rock-Tenn Co. Put	USD	100.000	2/22/14	USD	(1,000)	362,904	(205,000)

Southern Co. Call	USD	42.000	2/22/14	USD	(1,250)	26,201	(28,750)

Standard Pacific Corp. Call	USD	9.000	2/22/14	USD	(1,000)	18,211	(25,000)

State Street Corp. Put	USD	72.500	2/22/14	USD	(1,000)	149,108	(552,500)

Teva Pharmaceutical Industries Ltd. Call	USD	47.500	2/22/14	USD	(1,500)	57,440	(45,000)

Teva Pharmaceutical Industries Ltd. Call	USD	42.500	2/22/14	USD	(124)	13,943	(31,868)

Textron, Inc. Call	USD	38.000	2/22/14	USD	(1,750)	104,470	(35,000)

UnitedHealth Group, Inc. Call	USD	72.500	2/22/14	USD	(125)	21,245	(16,750)

UnitedHealth Group, Inc. Call	USD	75.000	2/22/14	USD	(175)	12,518	(8,225)

Verizon Communications, Inc. Call	USD	48.000	2/22/14	USD	(125)	6,995	(11,125)

Walgreen Co. Call	USD	60.000	2/22/14	USD	(500)	63,889	(15,000)

Wells Fargo & Co. Call	USD	47.000	2/22/14	USD	(3,250)	131,621	(42,250)

Total of Exchange-Traded Options Written						$20,731,623	$(36,042,407)

14	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Equity Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 31, 2014 is as follows:

Cost	$21,867,980
Market Value	$26,062,250
Market value as % of Net Assets	0.47%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M.Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has

15	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

16	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the

17	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$705,933,637	$—	$—	$705,933,637
Consumer Staples	215,477,560	—	—	215,477,560
Energy	581,669,175	—	—	581,669,175
Financials	1,339,348,750	3,336,000	—	1,342,684,750
Health Care	375,483,285	—	—	375,483,285
Industrials	181,643,922	—	—	181,643,922
Information Technology	371,030,887	—	—	371,030,887
Materials	259,467,001	—	—	259,467,001
Telecommunication Services	280,107,200	—	—	280,107,200
Utilities	148,217,025	—	—	148,217,025
Preferred Stocks	69,316,858	52,538,790	—	121,855,648
Rights, Warrants and Certificates	4,248,000	—	—	4,248,000
Mortgage-Backed Obligations	—	6,392,734	—	6,392,734
U.S. Government Obligation	—	469,650	—	469,650
Non-Convertible Corporate Bonds and Notes	—	112,613,875	—	112,613,875
Convertible Corporate Bonds and Notes	—	463,796,293	—	463,796,293
Structured Securities	—	356,144,224	—	356,144,224
Exchange-Traded Options Purchased	874,000	—	—	874,000

Total Assets	$4,532,817,300	$995,291,566	$—	$5,528,108,866

Liabilities Table
Other Financial Instruments:
Options written, at value	$(36,042,407)	$—	$—	$(36,042,407)

Total Liabilities	$(36,042,407)	$—	$—	$(36,042,407)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are

18	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Preferred Stocks	$(13,992,000)	$13,992,000

Total Assets	$(13,992,000)	$13,992,000

*Transferred	from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher

19	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

20	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended January 31, 2014, the Fund had an ending monthly average market value of $3,535,938 and $290,503 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended January 31, 2014, the Fund had an ending monthly average market value of $5,339,731 and $14,276,826 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended January 31, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2013	58,952	$8,369,646	169,269	$18,120,089
Options written	185,025	17,530,937	226,794	27,812,900
Options closed or expired	(104,240)	(12,821,679)	(234,126)	(21,481,581)
Options exercised	(82,073)	(9,066,651)	(55,982)	(7,732,038)

Options outstanding as of January 31, 2014	57,664	$4,012,253	105,955	$16,719,370

Restricted Securities

As of January 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014

21	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$4,714,920,049
Federal tax cost of other investments	(20,731,623)

Total federal tax cost	$4,694,188,426

Gross unrealized appreciation	$972,143,507
Gross unrealized depreciation	(174,265,474)

Net unrealized appreciation	$797,878,033

22	OPPENHEIMER EQUITY INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	3/13/2014